VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2010

Mid Cap Strategic Growth Fund. At a meeting held on January 24-25, 2011, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the termination of PineBridge Investments, LLC (“PineBridge”) as the sub-adviser to the Mid Cap Strategic Growth Fund (the “Fund”) and approved the appointment of RCM Capital Management, LLC (“RCM”) as a co-sub-adviser to the Fund. Morgan Stanley Investment Management, Inc. will continue to manage a portion of the assets of the Fund. At the meeting, the Board approved an amendment to the existing investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and RCM (the “RCM Sub-Advisory Agreement”) to specifically include the Fund.

With respect to the RCM Sub-Advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of the Fund. The effective date of the RCM Sub-advisory Agreement will be prior to the end of the first quarter 2011 (the “RCM Effective Date”). The following changes will take place upon the RCM Effective Date:

The “Investment Adviser” section of the Fund Summary is amended to delete PineBridge as a sub-adviser of the Fund and to reflect the addition of “RCM” as a co-sub-adviser of the Fund, and the addition of Louise M. Laufersweiler, Director, CIO of Small Cap and Mid Cap Equities and Senior Portfolio Manager of RCM, and Steven Klopukh, Director and Portfolio Manager of RCM, as portfolio managers of the Fund.

In the section titled “About VC I’s Management — Investment Sub-Advisers — PineBridge,” the disclosure with respect to PineBridge’s management of the Fund is deleted in its entirety. In addition, the sub-section related to “RCM” is amended to reflect its engagement as co-sub-adviser of the Fund upon the RCM Effective Date and the addition of the biographies of its portfolio managers, as follows:

A portion of the Mid Cap Strategic Growth Fund is managed by Louise M. Laufersweiler, CFA and Steven Klopukh, CFA. Ms. Laufersweiler has been with RCM since 1982 and is a Director and CIO for Small Cap and Mid Cap Equities at RCM. In addition, she has senior portfolio management responsibilities for RCM’s mid cap and small cap equity strategies. Mr. Klopukh has been with RCM since 2002 and is a Director and portfolio manager at RCM. He has been responsible for managing U.S. mid-cap growth and core equity portfolios for RCM since 2004. Ms. Laufersweiler and Mr. Klopukh both hold the chartered financial analyst designation.

Value Fund. At a meeting held on January 24-25, 2011, the Board of VC I approved the termination of OppenheimerFunds, Inc. (“OppenheimerFunds”) as the sub-adviser to the Value Fund (the “Fund”) and approved the appointment of Wellington Management Company, LP (“Wellington Management”) as sub-adviser to the Fund. The Board approved an amendment to the existing investment sub-advisory agreement between VALIC and Wellington Management (the “Wellington Management Sub-advisory Agreement”) to specifically include the Fund.

With respect to the Wellington Management Sub-advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of the Fund. The effective date of the Wellington Management Sub-advisory Agreement will be prior to the end of the first quarter 2011 (the “WMC Effective Date”). The following changes will take place upon the WMC Effective Date:

The Fund’s “Investment Objective” as reflected in its Fund Summary changes from seeking “capital appreciation” to seeking “long-term total return, which consists of capital appreciation and income.”

The first paragraph of the “Principal Investment Strategies of the Fund” as reflected in its Fund Summary is replaced with the following disclosure:

The Fund attempts to achieve its objective by investing in common stocks of companies that the sub-adviser has identified as financially sound but out-of-favor that provide above-average potential total returns and sell at below-average price/earnings multiples. The Fund employs a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. While the Fund does not limit its investments to issuers within a particular capitalization range, the portfolio manager currently focuses on securities of larger-size companies.

In addition, the second paragraph of the “Principal Investment Strategies of the Fund” section is amended to delete references to investments in fixed income securities and investments in cash and cash equivalents as a principal investment strategy of the Fund. Accordingly, the “Principal Risks of Investing in the Fund” section is amended to delete references to “Interest Rate Risk” as a principal investment risk of the Fund.

The “Investment Adviser” section of the Fund Summary is amended to delete OppenheimerFunds as the sub-adviser of the Fund and to reflect the engagement of “Wellington Management” as the new sub-adviser of the Fund and the addition of Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, as the portfolio manager of the Fund.

In the section titled “Additional Information About the Funds’ Principal Investment Strategies and Principal Risks,” the disclosure is deleted and replaced with the following:

The Fund mainly invests in stocks of financially sound but out-of-favor companies that provide above-average potential total returns and sell at below-average price/earnings multiplies. Investment decisions are based primarily on detailed in-house fundamental research and security valuations. Investment opportunities are found primarily in four typical areas: misunderstood negative events, consolidating industry structures, low but improving return on capital, and new or capital-incented management.

The sub-adviser uses a bottom-up process to select securities. Stock selection is price-driven in that securities are purchase and sold primarily on the basis of their relative return/appreciation potential. New positions are added to the Fund when they exhibit superior appreciation potential relative to others stocks. Existing holdings are sold as they approach their target price, reflecting a diminishing opportunity for incremental relative return.

Please see the section titled “Investment Glossary/Investment Risks” for a discussion of the following Principal Risks of the Fund: Active Management Risk/Value Style Risk, Derivatives Risk, Foreign Investment Risk, Large Capitalization Company Risk and Market Risk.

In the section titled “About VC I’s Management — Investment Sub-Advisers,” the disclosure with respect to OppenheimerFunds is deleted in its entirety and the section of “Wellington Management is amended to reflect its management of the Fund and the biographies of its portfolio manager, as follows:

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Value Fund since 2011. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Date: January 28, 2011